                                                                   EXHIBIT 10.77






July 10, 2001



AppliedTheory Corporation
224 Harrison Street, 8th Floor
Syracuse, New York  13202


         I. Reference is made to the documents being entered into today by AppliedTheory Corporation (the "Company"); its subsidiaries (the "Subsidiaries") and the undersigned Lenders ("Lenders"), in connection with the "Current Indebtedness" and "Receivables Financing" as such terms are defined in the Security Agreement dated today among the Company, the Subsidiaries, the Lenders and the Collateral Agent thereunder. Other terms used in this Part I and not defined have the same meanings as in the Security Agreement.

         (A) Notwithstanding anything to the contrary in the documents comprising the Current Indebtedness and Receivables Financing, the following two actions (referred to below as the "Specified Actions") will not by themselves constitute an Event of Default under any such documents; provided that (a) at such time or times there is otherwise no Default or Event of Default existing under the Security Agreement, (b) with respect to any claims, damages or penalties of James G. Couch, a former shareholder of CRL Network Services, Inc. ("Couch") against the Company and the Subsidiaries under the Put Option Agreement dated as of January 5, 2000 among the Company, Couch and other former shareholders of CRL Network Services, Inc., such actions result in a full and complete settlement of any and all claims as evidenced by a release, in form and substance satisfactory to the Lenders, (c) with respect to any claims (including governmental claims, fines and penalties) against the Company in connection with services rendered to NYSERNet.net, such actions will result in a full and complete settlement of all civil claims, and at the time of such actions there shall not be pending or overtly threatened any criminal claims against the Company or its subsidiaries arising from services rendered to NYSERNet.net (collectively, the "NYSERNET Claims") as evidenced by a release and/or other documentation, in form and substance satisfactory to the Lenders, (d) such actions will not violate any applicable federal or state laws, (e) such actions will not result in a diminution of Lenders' rights under the Current Indebtedness or Receivables Financing pursuant to any laws relating to the insolvency of debtors, fraudulent conveyance or transfer, or laws affecting the rights of Creditors generally and (f) the Company shall deliver to the Lenders a favorable opinion of outside counsel, reasonably satisfactory to the Lenders with respect to the matters covered by (c), (d) and (e) above:

         The Specified Actions

         1. The payment by the Company of not more than $1,000,000 in cash collectively to both Couch and/or any claimants (including governmental entities) in connection with the NYSERNET Claims; and

         2. The grant by the Company of a lien in certain Collateral under the Security Agreement to Couch to the extent permitted under
                  Section 2.2(e)(ii) of the Security Agreement (as supplemented by this letter) to secure payment of the balance of any amount agreed to be paid to Couch in settlement of his claims and/or as the price for the redemption of Couch's shares of the capital stock of the Company; provided that any payments to Couch with respect to such balance shall not be due or actually paid until at least three months after the later of
                  (i) the final maturity of the Debentures and (ii) the Revolving Credit Termination Date; and provided further that Couch enters into an intercreditor agreement with the Lenders in form and substance reasonably satisfactory to the Lenders.

         For the avoidance of doubt, it is hereby agreed that (i) the payment by the Obligors of more than $1,000,000 in the aggregate (A) to Couch, and/or (B) to any other person in respect of the NYSERNET Claims or (ii) the grant by the Company of any security interest in any assets of the Company or any of its subsidiaries in connection with the NYSERNET Claims, will constitute an Event of Default under the Revolving Credit Agreement, the Security Agreement and the Debentures. The parties also acknowledge and agree that (i) the reference to stayed attachments or judgement Liens in Section 7.1(9) of the Revolving Credit Agreement and (ii) the reference in Section 14(i) of the Amendment Agreement to pending litigation disclosed in the Pre-Closing SEC Documents, shall be deemed to refer only to the litigation, judgements and attachments arising out of the claims made by Couch and the NYSERNET Claims.

         (B) Except as otherwise permitted under Section 2.2(e)(i) of the Security Agreement or except for a Relevant Sale (as defined in the Amendment Agreement), the Company and each of the Subsidiaries covenant that as long as any Amended Debenture, Participation Certificate or Revolving Credit Note is outstanding, neither the Company nor any Subsidiary shall enter into any agreement outside its ordinary course of business (such ordinary course of business being consistent with past business practices) without the express prior written consent of the Lenders. The exclusion of a Relevant Sale from the requirement of prior written consent is not intended to eliminate the existence of an Event of Default that would otherwise occur under the Revolving Credit Agreement as a result of the Relevant Sale.

         II. Reference is further made to the Amendment Agreement and the Purchase Agreement referred to in the Security Agreement: for the purposes of this Part II, capitalized terms which are not defined shall have the meanings set forth in the Amendment Agreement or the Purchase Agreement.

         (A)(1) If and only if the SEC takes the position that, solely as a result of the Company's execution and delivery of the July 2001 Transaction Documents, the Company is required to file a post-effective amendment pursuant to Item 512(a)(1)(iii) of Regulation S-K (the "SEC Position"), then the Company shall deliver to the Investors and file with the SEC a post-effective amendment to the Registration Statement in accordance with the rules and regulations under the Security Act. Any such post-effective amendment (a) shall be filed with the SEC within 15 days of the Company's first receipt of notice of the SEC's position ("SEC Notice Date") and (b) shall be submitted to the Investors at least two (2) Trading Days prior to its filing for review and (c) shall be subject to the Investors' prior approval, which shall not be unreasonably withheld or delayed. The Company shall use its best efforts (i) to cause any such post-effective amendment, when filed, to become effective under the Securities Act within 60 days of the SEC Notice Date and (ii) keep such post-effective amendment effective during the period described in Section 5 of the Registration Rights Agreement. All of the registration rights and remedies under the Registration Rights Agreement shall apply to the post-effective amendment and the Registrable Securities registered thereunder (including without limitation the provisions providing for Default Payments and Premium Redemption Price) except that references in the Registration Rights Agreement to April 11, 2001 shall be deemed to refer to the 60th day following the SEC Notice Date and references to June 11, 2001 shall be deemed to refer to the 75th day date following the SEC Notice Date. The Company shall immediately notify in writing (i) the Investors of the date on which the post-effective amendment has been filed and the date on which the post-effective amendment has become effective (notification of such filing and effectiveness shall be delivered to the Investors by facsimile on the same day of such filing or effectiveness and by overnight mail) and (ii) the Investors' Counsel of any request by the SEC for additional information. Reference is also made to Section 2(b)(iii) of the Registration Rights Agreement. Provided that a Blackout (as defined in the Registration Rights Agreement) is triggered solely as a result of the SEC taking the SEC Position, the Company shall be entitled to a Suspension Grace Period that will commence on the SEC Notice Date (if any) and expire on the earlier of
(x) the sixtieth (60th) day thereafter and (y) the effective date of the post-effective amendment. This Suspension Grace Period, if utilized, will replace the Suspension Grace Period set forth in Section 2(b)(iii) of the Registration Rights Agreement (which will no longer apply).

         (2) In the event that Section 3(b) of the Amendment Agreement is not true solely as a result of the SEC Position, then no Event of Default shall have occurred under such Section 3(b). Notwithstanding the preceding sentence, in the event that Section 3(b) of the Amendment Agreement is not true the Company must indemnify each of the Investors, each of its officers, directors and partners, and each person controlling each Investor, within the meaning of Section 15 of the Securities Act for any loss, expense or damage arising as a result of
Section 3(b) not being true, and shall reimburse each Investor, each of its officers, directors and partners, and each person controlling such Investor for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, expense, liability or action.

         (B) In addition to the other criteria which define Marketable Securities for purposes of determining whether a Sale of the Company is a Relevant Sale under the terms of Section 2(c) of the Amendment Agreement, a Relevant Sale must also satisfy the following (in addition to the criteria set forth in said Section 2(c)): (i) the amount of the value of the Marketable Securities received by the Investors that comprises the Relevant Sale Consideration shall not exceed 30% of the Total Dollar Volume (as defined below) of the Marketable Securities for the 40 Trading Days prior to the date of the announcement of the Relevant Sale; and (ii) the amount of the value of the Marketable Securities received by the Investors that comprises the Relevant Sale Consideration shall not exceed 10% of the Total Dollar Volume of the Marketable Securities during the six (6) month period prior to the date of the announcement of the Relevant Sale. For purposes of this Section II(B), "Total Dollar Volume" shall mean the sum of the product, for each Trading Day during the period (40 Trading Days or 6 months, as applicable) of the VWAP for such Trading Day multiplied by the total number of shares of common stock traded on the principal market for such shares during that Trading Day. For purposes of this Section II(B), trades of greater than 20,000 shares of common stock shall be excluded from the computation of Total Dollar Volume. Marketable Securities shall be valued as set forth in Section 2(c) of the Amendment Agreement.

                                 LENDERS:

                                 HALIFAX FUND, L.P.
                                 By:      THE PALLADIN GROUP, L.P.
                                          Attorney-in-Fact

                                 By:       /s/ Maurice Hryshko
                                          --------------------------------------
                                          Name:  Maurice Hryshko
                                          Title:  Counsel

                                 PALLADIN PARTNERS I, L.P.
                                 By:      THE PALLADIN GROUP, L.P.
                                           Attorney-in-Fact

                                 By:       /s/ Maurice Hryshko
                                          --------------------------------------
                                          Name:  Maurice Hryshko
                                          Title:  Counsel

                                 PALLADIN OVERSEAS FUND LTD.
                                 By:        THE PALLADIN GROUP, L.P.
                                            Attorney-in-Fact

                                 By:       /s/ Maurice Hryshko
                                          --------------------------------------
                                          Name:  Maurice Hryshko
                                          Title:  Counsel

                                 DEAM CONVERTIBLE ARBITRAGE FUND, LTD.


                                 By:       /s/ Maurice Hryshko
                                          --------------------------------------
                                          Name:  Maurice Hryshko
                                          Title:  Counsel

                                 LANCER SECURITIES (CAYMAN) LTD.
                                 By:        THE PALLADIN GROUP, L.P.
                                            Attorney-in-Fact

                                 By:       /s/ Maurice Hryshko
                                          --------------------------------------
                                          Name:  Maurice Hryshko
                                          Title:  Counsel

                                 ELLIOTT ASSOCIATES, L.P.


                                 By:       /s/ Paul E. Singer
                                          --------------------------------------
                                          Name:  Paul E. Singer
                                          Title:  General Partner

                                 ELLIOTT INTERNATIONAL, L.P.
                                 By:        ELLIOTT INTERNATIONAL CAPITAL
                                            ADVISORS INC.
                                            Attorney-in-Fact

                                 By:        s/ Paul E. Singer
                                          --------------------------------------
                                          Name: Paul E. Singer
                                          Title:  President
Agreed and Accepted

APPLIEDTHEORY CORPORATION


By:      /s/ Danny E. Stroud
   ----------------------------------------
         Danny E. Stroud, President


APPLIEDTHEORY GEORGIA CORPORATION


By:      /s/ Danny E. Stroud
   ----------------------------------------
         Danny E. Stroud, President

APPLIEDTHEORY SEATTLE CORPORATION


By:      /s/ Danny E. Stroud
   ----------------------------------------
         Danny E. Stroud, President

APPLIEDTHEORY CALIFORNIA CORPORATION


By:      /s/ Danny E. Stroud
   ----------------------------------------
         Danny E. Stroud, President

APPLIEDTHEORY VIRGINIA CORPORATION


By:      /s/ Danny E. Stroud
   -----------------------------------------
         Danny E. Stroud, President

APPLIEDTHEORY AUSTIN CORPORATION


By:      /s/ Danny E. Stroud
   -----------------------------------------
         Danny E. Stroud, President

APPLIEDTHEORY COLORADO CORPORATION


By:      /s/ Danny E. Stroud
   -----------------------------------------
         Danny E. Stroud, President

                         [SIGNATURE PAGE TO SIDE LETTER]